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                                                                  EXHIBIT 10.17


                                WARRANT AGREEMENT

         This WARRANT AGREEMENT (the "Agreement") dated December 11, 1995, is made by and between Citadel Computer Systems, Inc., a Delaware corporation with an address 3811 Turtle Creek Blvd., Suite 600, Dallas, Texas 75219 (the "Company") and _______ (the "Warrantholder")

         The Company hereby agrees to issue and sell, and the Warrantholder agrees to acquire, at a price of $.0001 per warrant, the warrants hereinafter described (the "Warrants") to purchase ____________ shares (the "Warrant Shares") (subject to adjustment pursuant to Section 8 hereof) of the common stock, par value $.01 per share, of the Company (the "Common Shares"), at an Exercise Price determined in accordance with Section 7 hereunder, which Warrants are part of a total of warrants to purchase 650,000 Common Shares issued to purchasers ("Holders") pursuant to a Subscription Agreement of even date here with.

         In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:

         Section 1. Form of Warrant Certificates; Transferability of Warrants; Legend on Warrant Shares.

         1.1 Form of Warrant Certificate. This Warrant supersedes and replaces the previous Warrant granted to Holder dated December 11, 1995. The Warrants shall be evidenced by one or more Warrant certificates substantially as set forth in Exhibit A attached hereto. The Warrant certificates shall be executed on behalf of the Company by its Chairman of the Board, President or a Vice President, under its corporate seal reproduced thereon, and attested by its Secretary or an Assistant Secretary. A Warrant certificate bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement. Each Warrant certificate shall be numbered and registered on the books of the Company when it is issued, and shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

         1.2 Transfer. The Warrant certificate shall be transferable only on the books of the Company maintained at its principal office 3811 Turtle Creek Blvd., Dallas, Texas 75219, or wherever its principal executive offices may then be located upon delivery thereof duly endorsed by the Warrantholder or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant certificate to the person entitled thereto. All transfers shall be made subject to the provisions of Section 13 hereof. In the event the Warrants or any portion thereof is transferred, the subsequent holder thereof shall have no greater rights than those afforded the Warrantholder hereunder

         1.3 Division of Warrants. Subject to all Federal and state securities laws, a Warrant certificate may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Warrant Shares. Unless the context indicates otherwise, the term "Warrantholder" shall include



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any transferee or transferees of the Warrants pursuant to this subsection 1.3, and the term "Warrants" shall include any and all Warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

         1.4 Legend on Warrant Shares. Each certificate for Warrant Shares initially issued upon exercise of the Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act of 1933, as amended (the "Securities Act"), shall bear the following legend:

                  "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, exchanged, hypothecated or transferred in any manner in the absence of such registration or an exemption therefrom. The Shares are subject to the terms of a certain Warrant Agreement dated December 11, 1995 with Citadel Computer Systems, Inc., pursuant to which they were issued."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act of the Warrant Shares represented thereby) shall also bear the above legend unless, in the opinion of counsel satisfactory to the Company, the securities represented thereby need no longer be subject to such restrictions

         Section 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant Certificate as so requested.

         Section 3.  Term of Warrants; Exercise of Warrants
         3.1 Term. Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 9:00 a.m., New York time, on the date hereof and ending at 5:00 p.m., New York time, on the earlier of (i) December 11, 2005 or (ii) a date which is five (5) years from the effective date of any public offering by the Company of its securities (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Warrant Shares which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office at 3811 Turtle Creek, Blvd., Suite 600, Dallas, Texas, 75219, or wherever its principal executive offices may then be located, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, and upon payment to the Company of the Exercise Price (as defined in and determined in accordance with the provisions of Sections 7 and 8 hereof), for the number of Warrant Shares in respect of which such Warrants are then exercised, but in no event for less than 25 Warrant Shares, unless the Warrant entitled the Warrantholder on exercise to less than 25 Warrant Shares, in which event the Warrant can be exercised for such lesser number of Warrant Shares.



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         3.2 Exercise. Payment of the aggregate Exercise Price shall be made in cash or by check. Upon surrender of the Warrant Certificates and payment of such Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrants, together with cash, as provided in Section 9 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of the Warrant certificate and the payment of the Exercise Price, as aforesaid, notwithstanding that the certificates representing the Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrants is exercised in respect of less than all of the Warrant Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining Warrants will be issued by the Company.

         Section 4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the issuance of the Warrant Shares hereunder.

         Section 5. Mutilated or Missing Warrant Certificate. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrants and a bond of indemnity, if requested, also satisfactory in form and amount, at the applicant's cost. Applicants for such substitute Warrant certificate shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

         Section 6. Reservation of Warrant Shares. There has been reserved, and the Company shall at all times keep reserved so long as all or any portion of the Warrants remains outstanding, out of its authorized Common Shares, such number of Warrant Shares as shall be subject to purchase under such portion of the Warrant which remains outstanding. Every transfer agent for the Common Shares and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized Warrant Shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every transfer agent for the Common Shares and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply such transfer agent with duly executed stock and other certificates for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 9 hereof.

         Section 7. Exercise Price. The price per Share (the "Exercise Price") at which Shares shall be purchasable upon the exercise of the Warrant shall be $
 .59. The Exercise Price as determined hereunder shall be subject to further adjustment pursuant to Section 8 hereof.



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         Section 8.  Adjustment of Exercise Price and Number of Warrant Shares

         8.1 General. The number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (i) pay a dividend in Common Shares or make a distribution in Common Shares, (ii) subdivide its outstanding Common Shares, (iii) combine its outstanding Common Shares into a smaller number of Common Shares (by way of a reverse stock split or otherwise) or (iv) issue by reclassification of its Common Shares other securities of the Company, the number of Warrant Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) In case the Company shall issue rights, options, warrants or convertible securities to all or substantially all of the holders of its Common Shares, without any charge to such holders, entitling them to subscribe for or purchase Common Shares at a price per share which is lower at the record date mentioned below than the Exercise Price, the number of Warrant Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of the Warrants by a fraction, of which the numerator shall be the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional Common Shares offered for subscription or purchase, and of which the denominator shall be the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of Common Shares which the aggregate offering price of the total number of Common Shares offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactively after the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

                   (c) In case the Company shall distribute to all or substantially all of the holders of its Common Shares evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or issue, to all or substantially all of such holders, without any charge to such holders, rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Shares (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrants by a fraction, of which the numerator shall be the Exercise Price on the date of such distribution, and of which the denominator shall be the Exercise Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed or of such rights, options, warrants or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall be made whenever any such distribution is made and shall become effective on the date



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of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                  (d) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the aggregate number of Warrant Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Warrant Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided however, that any adjustments which by reason of this subsection 8.a(d) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (e) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrants is adjusted as herein provided in this subsection 8.1, the Exercise Price payable upon exercise of the Warrants shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

                  (f) To the extent not covered by paragraphs (b) or (c) hereof, in case the Company shall sell and issue Common Shares or rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Shares at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to the Company upon exercise or conversion thereof, by (ii) the total number of shares covered by such rights, options, warrants or convertible securities) lower than 50% of the Exercise Price in effect immediately prior to such sale and issuance, then the Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of Common Shares outstanding immediately prior to such sale and issuance multiplied by the then existing Exercise Price, plus (B) the consideration received by the Company upon such sale and issuance, by (ii) the total number of Common Shares outstanding immediately after such sale and issuance. The number of Warrant Shares purchasable upon the exercise of the Warrants shall be that number determined by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, of which the numerator is the Exercise Price in effect immediately prior to such adjustment and the denominator is the Exercise Price as so adjusted. For the purposes of such adjustments, the Common Shares which the holders of any such rights, options, warrants or convertible securities shall be entitled to subscribe for or purchase shall be deemed to be outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible securities, plus the consideration stated in such rights, options, warrants or convertible securities to be paid for the Common Shares covered thereby. In case the Company shall sell and issue Common Shares or rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Shares for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of Common Shares and the "consideration received by the Company" for purposes of the first sentence of this paragraph (f), the Board of Directors shall determine the fair value of said property, and



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such determination, if reasonable and based upon the Board of Directors' good faith business judgment, shall be binding upon the Warrantholder. There shall be no adjustment of the Exercise Price pursuant to this paragraph (f) if the amount of such adjustment would be less than $.01 per Warrant Share; provided, however, that any adjustment which by reason of this provision is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (g) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrants or the Exercise Price is adjusted as herein provided in this subsection 8.1, the Company shall cause to be promptly mailed to the Warrantholder in accordance with the provisions of Section 12 hereof, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  (h) For the purpose of this subsection 8.1, the term "Common Shares" shall mean (i) the class of shares designated as the Common Shares of the Company at the date of this Agreement or (ii) any other class of shares resulting from successive changes or reclassifications of such Common Shares including changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to purchase any shares of the Company other than Common Shares, thereafter the number of such other shares so purchasable upon exercise of the Warrants and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 8.

                  (i) Upon the expiration of any rights, options, warrants or conversion privileges referred to in this Section 8, if such shall not have been exercised, the number of Warrant Shares purchasable upon exercise of the Warrants and the Exercise Price, to the extent the Warrants have not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that the only Common Shares so issued were the Common Shares, if any, actually issued or sold upon the exercise of such privileges, options, warrants or conversion rights and (B) the fact that such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration , if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or convertible rights.

         8.2 No Adjustment of Dividends. Except as provided in subsection 8.1, no adjustment in respect of dividends shall be made during the term of the Warrants or upon the exercise thereof.

         8.3 No Adjustment in Certain Cases. Notwithstanding anything provision of this Section 8, no adjustments shall be made hereunder in connection with the issuance of Common



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Shares or warrants or any other rights to purchase Common Shares: (a) in connection with the exercise of options or warrants outstanding on the date hereof; (b) in connection with the grant and/or exercise, pursuant to stock option plans of the Company, of stock options to employees and consultants of the Company outstanding as of the date hereof; (c) in connection with the grant and/or exercise of stock options to non-employee directors pursuant to a director stock option plan of the Company and (d) in connection with (i) a private placement of the Company's securities occurring with the 180 days from the date hereof through Janssen-Meyers Associates L.P. as placement agent or an affiliate thereof or (ii) a public offering of the Company's securities underwritten by Janssen-Meyers, L.P. as underwriter or an affiliate thereof.

         8.4 Preservation of Purchase Rights Upon Reclassification. Consolidation, etc. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another person of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchaser, as the case may be, shall execute with the Warrantholder an agreement that the Warrantholder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of the Warrants the kind and amount of shares and other securities and property which the Warrantholder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Warrants been exercised immediately prior to such action. In the event of a merger described in Section 368 (a) (2) (E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the right to purchase Warrant Shares under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void but only if the controlling corporation shall agree to substitute for the Warrants other warrants which entitle the holders thereof to purchase, upon exercise thereof, the kind and amount of shares and other securities and property which the Warrantholder would have owned or had been entitled to receive had the Warrants been exercised immediately prior to such merger. The adjustments required by this Subsection 8.4 shall be effected in a manner which shall be as nearly equivalent as may be practicable to the adjustments provided for elsewhere in this Section 8. The provisions of this Subsection 8.4 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         8.5 Statement on Warrant Certificate. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement

         Section 9. Fractional Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrants. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Shares are traded in the over-the-counter market and not in the NASDAQ Market System (National Market or SmallCap) or on any national securities exchange, the average mean between the per share closing bid and asked prices of the Common Shares on the 30 consecutive trading days immediately preceding the date in question, as reported by NASDAQ Market System or an equivalent generally accepted reporting service, or (ii) if the Common Shares are traded in the NASDAQ Market System (National Market or



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SmallCap) or on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Shares in the NASDAQ Market System (National Market or SmallCap) or on the principal securities exchange on which they are listed, as the case may be. The closing price referred to in clause
(ii) above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NASDAQ Market System (National Market or SmallCap) or on the principal securities exchange on which the Common Shares are then listed.

Section 10. REGISTRATION RIGHTS

         10.1 Demand Registration Commencing 360 days from the date hereof and terminating on the Termination Date, the holders of a majority of the principal amount of the Bridge Warrants and/or Warrant Shares, shall have the right and option to demand by written notice to the Company that the Company file on two
(2) occasions, a registration statement on Form SB-1 or Form SB-2 (or other comparable form then in effect) and such other documents, including a prospectus, with the Securities and Exchange Commission ("SEC") to register for sale under the Securities Act, all of the Warrant Shares. Upon receipt of such written request, the Company shall use its best efforts to file said registration statement with the SEC within 60 days of such demand. In the event that the Company shall not have obtained an order of the SEC declaring such registration statement effective within 180 days of its filing with the SEC then the Warrants, together with any Warrant Shares with respect to Warrants which have previously been converted, and the Exercise Price shall be adjusted so that the number of Warrant Shares otherwise receivable upon exercise of the Warrants shall be increased by 25% of their original amount for each 30 day period that the Company fails to obtain such effective order.

         10.2 Piggyback Registration. If the Company shall at any time propose, on or after 180 days from the date hereof, the registration under the Securities Act of an offering of its debt or equity securities, the Company shall give written notice of its intention as promptly as practicable of such proposed registration to each and every Warrant holder or holder of Warrant Shares. The Company shall use its best efforts to cause the registration (and the offering if requested by the Holder) of the Warrant Shares owned by Holder (or into which the Note is then convertible) as Holder shall request (within 10 days after the receipt of notice) to be included, upon the same terms (including the method of distribution), in any such offering; provided, however, that:

                  (a) the Company shall not be required to give notice or include such Warrant Shares in any such registration if the proposed registration is (A) a registration of a stock option or compensation plan or of securities issued or issuable pursuant to any such plan of
         (B) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with a merger or consolidation with another corporation;

                  (b) the Company may, without the consent of Holder, withdraw such registration statement and abandon the proposed offering in which Holder had requested to participate; and

                  (c) the registration rights set forth in this Section 10.2 shall be applicable to all Warrant Stock owned by Holder.



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         10.3 Terms and Conditions. The registration rights of Holder pursuant to this Section 10 are subject to the following terms and conditions:

                  (a) Holder shall provide the Company with such information with respect to the Warrant Shares to be sold, the plans for the proposed disposition thereof and such other information as shall, in the opinion of counsel for the Company, be necessary to enable the Company to include in such registration statement all material facts required to be disclosed with respect to Holder;

                  (b) all expenses incurred by the Company in connection with any registration requested under this Section will be paid by the Company. Such expenses include, but are not limited to, printing expenses (including for such number of registration statements, prospectuses and other filed material as Holder shall reasonably request), "blue sky" fees and expenses and fees and disbursements of counsel and accountants for the Company (subject, however, to subparagraph (iv) below), except that in any such requested registration, Holder shall pay the fees and disbursements of its counsel; and

                  (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in a registration statement, for offering and sale under the securities or blue sky laws of such states as are requested by the holders of such securities.

                  (d) Once effective, the Company will be required to maintain the effectiveness of the registration statement until the earlier of (i) the date that all of the Warrant Shares are sold or (ii) the date that all holders of Warrant Shares receive an opinion of counsel to the Company that all of the Warrant Shares may be freely traded without registration under the Act, pursuant to Rule 144 promulgated under the Act, or otherwise.

                  (e) The Company shall indemnify any holder of the Warrant Shares to be sold pursuant to any registration statement and any underwriter or person deemed to be an underwriter under the Act and each person, if any, who controls such holder or underwriter or person deemed to be an underwriter within the meaning of Section 15 of the Act or Section 20 (a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Placement Agent as set forth in Section 10 of the Placement Agent Agreement and to provide for just and equitable contribution as set forth in Section 10 of the Placement Agent Agreement.

                  (f) Any holder of Warrant Shares to be sold pursuant to a registration statement, and its successors and assigns, shall severally, and not jointly, indemnify, the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20 (a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigation, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or




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on behalf of such holder, or its successors or assigns, for specific inclusion in such registration statement to the same extent and with the same effect as the provisions pursuant to which the Underwriter has agreed to indemnify the Company as set forth in Section 10 of the Placement Agent Agreement and to provide for just and equitable contribution as set forth in Section 10 of the Placement Agent Agreement.

                  (g) Nothing contained in this Agreement shall be construed as requiring any holder to exercise his Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

                  (h) If the Company shall fail to comply with the provisions of this Section 10, the Company shall, in addition to any other equitable or other relief available to the holders of Warrant Shares, be liable for any or all incidental, special and consequential damages sustained by the holders of Warrant Shares, requesting registration of their Warrant Shares.

                  (i) The Company shall deliver promptly to each holder of Warrant Shares participating in the offering in which such Holder's shares are being registered pursuant to Section 10 hereof and requesting the correspondence and memoranda described in this Section 10(i) and to the managing underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each holder of Warrant Shares and underwriters to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such holder of Warrant Shares or underwriter shall reasonably request.

                  (j) Notwithstanding any other terms or conditions contained herein, the holder of this Warrant or any Warrant Shares acknowledges and agrees that for purposes of any of the registration rights contained herein such rights shall be the same as, and adjusted to, any registration rights, granted by the Company to any holders of securities of the Company sold pursuant to (i) the Subscription Agreement referred to herein, (ii) any securities of the Company sold in any offering commencing within a period of 180 days from the date hereof through Janssen-Meyers Associates L.P. as Placement Agent and (iii) any warrants or shares of Common Stock issued to Janssen-Meyers Associates L.P. for services under the Placement Agent Agreement dated November 3, 1995 between the Company and Janssen-Meyers Associates, L.P. For purposes hereof, the term "majority of holders" shall mean the holders of Bridge Warrants, Bridge Placement Warrants, Placement Agent Warrants and Shares, all as defined in the Placement Agent Agreement, as a single class.

         10.4 Underwriting. Holder and the Company each agree in connection with any registration of Warrant Stock contemplated by this Section

                  (i) to enter into an appropriate underwriting agreement containing terms and provisions (including reasonable provisions as to indemnification) customary in such agreements. Holder shall indemnify the Company and the underwriters as to information provided pursuant to
         Section 10.3(a), the Company shall indemnify Holder




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

         as to information contained in the registration statement, and the underwriters shall indemnify the Company and Holder as to information provided by such underwriters;

                  (ii) to permit the Company, in its sole discretion, to select the managing underwriter(s) for any registration under Section 10.1; and

                  (iii) to provide Holder and its representatives with reasonable opportunity for due diligence, if any.

         Section 11. No Rights as Shareholder; Notices to Warrantholder. Nothing contained in this Agreement or in the Warrant Certificate shall be construed as conferring upon the Warrantholder, or its transferees, any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrants and prior to the exercise thereof, any of the following events shall occur

                  (a) any action which would require an adjustment pursuant to
Section 8.1 or 8.4; or

                  (b) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety) shall be proposed; then in any one or more of said events, the Company shall give notice in writing of such event to the Warrantholder as provided in Section 11 hereof at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights or other rights or for the determination of shareholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

         Section 12. Notices. Any notice pursuant to this Agreement by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered by hand or if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a) If to the Warrantholder - to the address as set forth in a certain separate Stock and Warrant Purchase Agreement entered into between the Warrantholder and the Company.

                  (b) If to the Company - addressed to Citadel Technology, Inc., 3811 Turtle Creek Blvd., Suite 600, Dallas, Texas 75219. Attention: Chairman of the Board; with a copy to Wood, Exall & Bonnet, LLP Attn: David Wood, Esq.or to such other address as any such party may designate by notice to the other party. Notices shall be deemed given at the time they are delivered personally or three days after they are mailed in the manner set forth above.

                  (c) It is hereby agreed by the Company and the holder that Janssen-Meyers Associates L.P. shall have the right to act as agent for the Warrantholder to deliver any notice provided herein, including any notice provisions required to exercise the registration rights granted in Section 10 hereof.

         Section 13. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. This Agreement cannot be assigned, amended or modified by the parties hereto, except by written agreement executed by the parties; provided, however, that upon 10 days' prior written notice to the Company, the Warrantholder may assign this Agreement and its rights and obligations hereunder to any person or entity, without the consent of the Company, provided, that the transferee agrees to be bound by the terms of this Agreement as if such transferee were a Warrantholder and, provided further, that the assignment is made to an "Accredited investor" as defined by Rule 501(a) under the Securities Act. If requested by the Company, the Warrantholder shall have furnished to the Company an opinion of counsel reasonably satisfactory to the Company to such effect.

         Section 14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 15. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 16. Merger or Consolidation of the Company. The Company will not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another person, unless the provisions of
Section 8.4 are complied with.

         Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to its principles of conflicts of laws.

         Section 18. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.

Attest:                                     CITADEL COMPUTER SYSTEMS, INC.

By:                                         By:
    ------------------------------              ------------------------------
Name:                                       Name:
                                                   ---------------------------
Title: Secretary                            Title:   President

[WARRANTHOLDER]

---------------------------------
Signature

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Print Name



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